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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 26TH, 2008
                                 --------------

                              WINWHEEL BULLION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                 --------------


          DELAWARE                    000-52677                  26-3773798
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

                                 400 GODDARD ST
                                IRVING, CA 92618
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (202) 536-5191

                         Copy of all communications to:

                              David E. Price, Esq.,
                          Secretary, Corporate Attorney
                               13520 Oriental St.
                               Rockville, MD 20853
                               Ph. (202) 536-5191
                               Fax:(202) 330-5090


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.


On November 20th, 2008 Ham, Langston & Brezina LLP, Certified Public Accountant was dismissed as the independent registered public accounting firm for the company. Effective the same date Choi, Kim & Park LLP was appointed as the new independent registered public accounting firm for the Company. The decision to dismiss Ham, Langston & Brezina LLP and to appoint Choi, Kim & Park LLP was recommended and approved by the Company's Board of Directors.


Ham, Langston & Brezina LLP reports on the Company's financial statements for the past year did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Ham, Langston & Brezina LLP served as our independent registered public accounting firm for a little over one year.


During the Companys most recent fiscal year and including the 10Q filed on August 20, 2008 there were no disagreements with Ham, Langston & Brezina LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ham, Langston & Brezina LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B.


The Company provided Ham, Langston & Brezina LLP with a copy of this Item and requested that Ham, Langston & Brezina LLP furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. A letter to Ham, Langston & Brezina LLP to such effect is attached hereto as Exhibit 16.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              WINWHEEL BULLION, INC.

Dated:  November 25th, 2008

                                              By: /S/ Sungjin Kim
                                                  ------------------------------
                                                  Sungjin Kim, President





Choi, Kim & Park, LLP
3435 Wilshire Blvd., Suite 2240
Los Angeles, CA 90010
T: (213) 480-9100
F: (213) 480-9107